UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): May 20, 2019

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 S. Capitol Blvd. Suite 1000 Boise, Idaho (Address of principal executive offices)		83702 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (“Annual Meeting”) of US Ecology, Inc. (“Company”) was held on May 21, 2019. The Company’s stockholders approved each of the three proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 11, 2019 (“Proxy Statement”).

The proposals below are described in the Company’s Proxy Statement. Of the 22,064,445 shares outstanding and entitled to vote, 20,932,485 shares were represented at the Annual Meeting in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

(i)  Election of Directors – The following persons were elected as directors to hold office until the next annual meeting of stockholders or until their death, resignation or removal.

	Votes For	Votes Against	Votes Abstained
Joe F. Colvin	19,012,582	167,542	8,167
Katina Dorton	18,995,576	186,196	6,519
Glenn A. Eisenberg	19,090,133	90,193	7,965
Jeffrey R. Feeler	18,882,214	297,944	8,133
Daniel Fox	15,652,328	3,527,923	8,040
Ronald C. Keating	18,963,892	216,281	8,118
Stephen A. Romano	19,086,232	93,903	8,156
John T. Sahlberg	19,014,234	166,000	8,057

(ii)  Ratification of the Company’s Independent Registered Public Accounting Firm – The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.  The voting results were 20,330,600 shares “FOR,” 593,098 shares “AGAINST” and 8,787 shares “ABSTAIN.”

(iii) Advisory Vote on Executive Compensation – The Company’s stockholders approved by non-binding advisory vote the executive compensation of certain executive officers. The voting results were 18,976,641 shares “FOR,” 188,161 shares “AGAINST” and 23,489 shares “ABSTAIN.”

There were 1,744,194 broker non-votes with respect to the election of each director and approval by non-binding advisory vote of the executive compensation of certain officers. There were no broker non-votes with respect to the appointment of the independent registered public accounting firm.

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Item 8.01. Other Events.

On May 20, 2019, at which time more than a majority of the Company’s issued and outstanding shares had been voted in favor of each director standing for election, the Company’s Board of Directors (“Board”) held a regularly scheduled meeting at which Jeffrey R. Feeler was appointed Chairman of the Board and the following directors, each of whom are independent as defined by the applicable NASDAQ standards, were appointed to the respective committees identified below:

Audit and Risk Committee	Corporate Governance Committee	Compensation Committee
Glenn A. Eisenberg (Chair)	Daniel Fox (Chair)	John T. Sahlberg (Chair)
Daniel Fox	Katina Dorton	Joe F. Colvin
John T. Sahlberg	Ronald C. Keating	Glenn A. Eisenberg
Ronald C. Keating

The Company’s Corporate Governance Guidelines provide that in the event the Chairman of the Board is an employee of the Company, the Chair of the Corporate Governance Committee shall serve as Lead Independent Director. Accordingly, because Jeffrey R. Feeler, the President and Chief Executive Officer of the Company, was appointed to the position of Chairman of the Board, Daniel Fox, Chair of the Corporate Governance Committee, shall serve as the Board’s Lead Independent Director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: May 24, 2019	By:/S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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